                                                CONFIDENTIAL TREATMENT REQUESTED


                                                                   EXHIBIT 10.22

                     PROCUREMENT AND TRAFFICKING AGREEMENT


Company:   Endeavor Technologies Inc.
           --------------------------

Address:   400 The Lenox Building
           ----------------------
           3399 Peachtree Road NE
           ----------------------
           Atlanta, GA 30326
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Web Site URL:  www.web-md.com
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     This Agreement when executed by the above named company ("Company"), and
DoubleClick Inc. ("DoubleClick"), will constitute a valid and binding agreement between Company and DoubleClick according to the specific terms and conditions set forth below and those terms and conditions set forth in the Standard Terms and Conditions. All terms not otherwise defined below shall be as defined in the Standard Terms and Conditions.

I.   DESCRIPTION OF SERVICES
     -----------------------

     A. DoubleClick hereby agrees to link Pages to the Service and through such Service, DoubleClick shall deliver Advertisers' Advertising to users accessing Pages. DoubleClick and Company shall mutually agree upon the number and type of Pages to be linked to the Service. It is understood and agreed that all unsold inventory on Company's Pages shall be made available for delivery of Direct Advertising.

     B. During the Term (as defined below), the Company shall not place, or permit the placement or delivery of, any Advertising on the Web Site except through DoubleClick or DoubleClick's authorized representatives, licensees and assigns which shall be the Company's sole and exclusive representative for the placement and delivery of all Advertising on the Web Site. If, however, the specified representative from National Jewish sells an advertisement within the WebMD Site, DoubleClick shall allow the sale of that ad and will not have any obligation to with regards to the placement of the campaign. The revenue share for this advertisement will be allocated as follows:
          ***National Jewish, *** Endeavor Technologies and *** DoubleClick. At no point during the term of this contract may the revenue secured from such transactions exceed gross revenue of $***.

II.  TERM
     ----

     A. The term (the "Term") of this Agreement shall commence on June 15, 1998 and shall continue until such time that it is terminated by either party on not less than

___________________
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.
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          ninety (90) days prior written notice to the other party, provided, however, that in no event may this Agreement be terminated effective prior to the expiration of one (1) year from the commencement of the Term.

III. COMPENSATION/PAYMENT
     --------------------

     A. With respect to the placement and delivery of Advertising (other than Direct Advertising), DoubleClick shall pay Company, and Company agrees to accept, the following percentage of the Net Revenues, which percentage shall be based on the number of Impressions delivered per month:

               Impression Level        Company's Share of Net Revenues
               -------------------------------------------------------
                ***                              ***
                ***                              ***
                ***                              ***

          Company's share of Net Revenues for each month shall be based on the number of Impressions delivered for that month. DoubleClick shall pay Company within *** following the end of the month in which Advertisers' Advertising is delivered to Pages.

     B. With respect to the placement and delivery of Direct Advertising, DoubleClick shall pay Company and Company agrees to accept, the same percentage payable to Company pursuant to III.A. hereof of the DoubleClick Adjusted Commissions. Company acknowledges that the DoubleClick Commissions are contingent on Completed Actions occurring on Advertisers' Web Sites. DoubleClick shall pay this compensation to Company within *** following the end of the month in which Completed Actions occur.

     C. Company shall be solely responsible for any costs or expenses it incurs in connection with the Service or performance of its obligations under this Agreement including, without limitation, expenses associated with any HTML programming and linking Pages to the Service.

     D. Notwithstanding anything to the contrary contained herein, in the event Company terminates this Agreement in accordance with Section II above and DoubleClick, prior to said termination, has entered into agreements with Advertisers ("Advertiser Contracts") for the delivery of Advertising to the Pages, the duration of which Advertiser Contracts extend beyond the date on which this Agreement has been terminated by Company, and Company or a third party (other than DoubleClick) continues to deliver said Advertising after the termination of this Agreement, then notwithstanding the fact that DoubleClick does not deliver said Advertising after the termination of this

________________________
** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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          Agreement, DoubleClick shall be entitled to receive ***percent of the revenues derived from the continued delivery of said Advertising by Company or such third party as consideration for DoubleClick's solicitation and procurement of said Advertiser.

IV.  COMPANY OBLIGATIONS AND RIGHTS
     ------------------------------

     A. Company agrees to effect all necessary HTML programming with respect to the Web Site and Pages in accordance with the HTML modifications (the "HTML Modifications") designated by DoubleClick so as to enable DoubleClick to perform its obligations under this Agreement.

     B. Spots must be within the first screen of a Page and otherwise conform to the HTML Modifications unless otherwise agreed upon by Company and DoubleClick.

     C. Promptly after the execution of this Agreement, Company agrees to (i) place a link on the Web Site's home page to DoubleClick's web site for potential advertisers to learn how they can place Advertising on the Web Site; (ii) include text on the Pages beneath each Spot saying "click here"; (iii) include frames, I-frames or layers on all Pages to permit delivery of enhanced creative; (iv) allow for double Spots on a majority of the Pages, as mutually agreed between the parties, unless frames are used for delivery of enhanced creative; and (v) include a 120 x 60 button on the Web Site's home page and/or on another heavily trafficked Page on the Web Site for the sale of Advertising and/or collection of user demographic profiles.

     D. At such time, if ever, that DoubleClick is able to sell sponsorship Advertising to an Advertiser for a designated area on a Page which DoubleClick has determined is suitable and appropriate for sponsorship Advertising, Company shall affect all necessary HTML and technical modifications necessary to accommodate said sponsorship Advertising.

     E. Company will maintain its Pages and Web Site at a quality standard that is no less than the standard that exists as of the date of this Agreement and in a manner in keeping with the quality of other web sites in the Service.

     F. Company agrees that DoubleClick has no responsibility to review the contents of Pages or the Web Site.

     G. Company agrees that it shall not delink or remove more than five percent (5%) of the Pages from the Service during any consecutive thirty (30) day period without DoubleClick's prior written consent.

_________________________
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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     H.   Company shall have the right to ban and remove Advertising from the
          Web Site, and to establish domain restrictions to prevent delivery of Advertising linked to certain domains, by accessing the Manage Site Application (located at www.doubleclick.net).

V.   DOUBLECLICK OBLIGATIONS AND RIGHTS
     ----------------------------------

     A. DoubleClick shall have the right to refuse to include in the Service, and to require Company to remove from the Service, any Pages (including its contents) that DoubleClick determines do not meet the standards of the Service or which do not comply with the HTML Modifications, as DoubleClick deems reasonable and necessary in its sole good faith discretion, or in the event of any material change in the nature of the Web Site or the Page from that set forth in Company's application.

     B. DoubleClick shall determine in its sole discretion, which Advertisers shall have access to the Service.

     C. Company acknowledges and agrees that promotion of the Service is critical to enhance usage by Advertisers and in connection therewith Company agrees that (i) DoubleClick shall have the right to use Company's name and Pages in advertising and promoting the Service in any media now or hereafter known and (ii) Company shall, upon DoubleClick reasonable request, supply DoubleClick with a reasonable amount of Company's promotional materials so as to facilitate DoubleClick's sales efforts to prospective Advertisers.

     D. DoubleClick shall have the right to use for DoubleClick's own use or for use in connection with potential Advertisers on the Service, information concerning Pages, Impressions and users accessing Pages obtained through the Service, provided DoubleClick does not reproduce any Pages without Company's prior consent and DoubleClick shall not disclose to any third party any such current information specifically pertaining to such users.

     E. DoubleClick will make site reports available to Company through DoubleClick's web site (www.doubleclick.net) listing the number of Impressions and click-over rates by Page.

     F. DoubleClick agrees to actively promote the Web Site to the advertising community through DoubleClick's standard marketing materials and press releases and in a manner that is substantially similar to the manner in which DoubleClick promotes comparable web sites that are part of the Service.

     G. It is understood and agreed that DoubleClick shall determine the rate card (and any applicable discount) charged to said Advertisers for delivery of Advertising. It is further understood and agreed that DoubleClick shall have the right, in its sole discretion, to provide Advertisers with bonus Impressions free of charge.

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DOUBLECLICK INC.                    COMPANY

By:   /s/ Jeff Epstein                 By: /s/ Jeffrey T. Arnold
      ---------------------                -------------------------
      (Signature)                          (Signature)

      Jeff Epstein                         Jeffrey T. Arnold
      ---------------------                -------------------------
      (Printed/Typed Name)                 (Print/Typed Name)

      CFO                                  CEO
      ---------------------                -------------------------
      (Official Title)                     (Official Title)

Dated:       6/16/98
      ---------------------

                                       5
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                         STANDARD TERMS AND CONDITIONS
                         -----------------------------


          1.   No Assignment. Neither party to this Agreement shall sell,
               -------------
transfer or assign this Agreement or the rights or obligations hereunder, other than to a parent or wholly-owned subsidiary, without the prior written consent of the other party. Notwithstanding the foregoing, either party shall have the right to transfer or assign this Agreement to a third party successor-in-interest, which for the purposes of this Section shall mean any third party which acquires all or substantially all of the assets of either party, or more than 75% of the outstanding stock of such party, whether by sale, consolidation, merger or otherwise. Any act in derogation of the foregoing shall be null and void.

          2.   Proprietary Rights. Company understands and agrees that Company
               ------------------
shall not have, nor will it claim, any right, title or interest in and to any Advertising (other than its own Advertising), the Service or any elements thereof (including, without limitation, the grant of a license in or to the Service or any software, source codes, modifications, updates and enhancements thereof or any other aspect of the Service), the name "DoubleClick" or any derivatives thereof, or any other trademarks and logos which are owned or controlled by DoubleClick and made available to Company through the Service or otherwise.

          3.   Representation and Indenmity. Company warrants and represents at
               ----------------------------
all times that Company (i) owns the Web Site, (ii) has the right and full power and authority to enter into this Agreement, to grant the rights herein granted and fully to perform its obligations hereunder, (iii) owns and/or has the right to use all materials contained on the Web Site or Pages, including, without limitation, all copyrights, trademarks and other proprietary rights in and to such materials, and (iv) has secured the requisite permission to use any person's name, voice, likeness and performance as embodied in such materials, or any other element contained in said material. In furtherance of the foregoing, Company agrees to indemnify and hold DoubleClick and the Advertisers harmless from and against any and all claims, actions, losses, damages, liability, costs and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the breach of any representation, warranty or agreement made by Company hereunder and/or (ii) the Web Site or Pages, including, without limitation, claims for infringement of copyright or other intellectual property rights and violation of rights of privacy or publicity. DoubleClick shall promptly notify Company of all claims and proceedings related thereto of which DoubleClick becomes aware. DoubleClick warrants and represents at all times that DoubleClick owns the Service and that such Service will not infringe upon or conflict with the copyright held by any third party. In furtherance of the foregoing, DoubleClick shall indemnify, defend and hold Company harmless from and against any and all claims, actions, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) resulting from or arising out of or in connection with any breach of the foregoing representations and warranties. Company shall promptly notify DoubleClick of all claims and proceedings related thereto of which Company becomes aware.

          4.   No Warranties/Liabilities. EXCEPT AS EXPRESSLY PROVIDED ABOVE,
               -------------------------
NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF

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MERCHANTABILITY OR FITNESS OF THE SERVICE OR THE WEB SITE FOR A PARTICULAR
PURPOSE INCLUDING, WITHOUT LIMITATION, THE TYPE OF ADVERTISING OR AMOUNT OF ADVERTISING WHICH WILL BE DELIVERED TO PAGES THROUGH THE SERVICE. DOUBLECLICK SHALL NOT BE LIABLE FOR ANY ADVERTISERS WHOSE ADVERTISING APPEARS ON THE SERVICE, NOR THE CONTENTS OF ANY ADVERTISING, NOR SHALL DOUBLECLICK BE LIABLE FOR ANY LOSS, COST, DAMAGE OR EXPENSE (INCLUDING COUNSEL FEES) INCURRED BY COMPANY IN CONNECTION WITH COMPANY'S PARTICIPATION IN THE SERVICE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY TECHNICAL MALFUNCTION, COMPUTER ERROR OR LOSS OF DATA OR OTHER INJURY, DAMAGE OR DISRUPTION TO COMPANY'S PAGES OR WEB SITE OR THE SERVICE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT.

          5.   Confidentiality. Any information relating to or disclosed in the
               ---------------
course of this Agreement by either party (the "Disclosing Party") to the other party (the "Receiving Party"), which is or should be reasonably understood to be confidential or proprietary to the Disclosing Party, including but not limited to, the material terms of this Agreement, information about the Service and technical processes and formulas, source code, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data shall be deemed "Confidential Information" and shall not be used, disclosed or reproduced by the Receiving Party without the Disclosing Party's prior written consent. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the Receiving Party, (b) disclosed in published materials, (c) generally known to the public, (d) lawfully obtained from any third party, or (e) required to be disclosed by law.

          6.   Breach. Either party shall have the right to immediately
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terminate this Agreement in the event the other party commits a material breach of this Agreement and such breach is not cured by the breaching party within thirty (30) days of its receipt of notice of such breach from the non breaching party.

          7.   Miscellaneous. Notwithstanding any provision hereof, for the
               -------------
purpose of this Agreement each party shall be and act as an independent contractor and not as an employee, partner, joint venturer, or agent of the other and shall not bind nor attempt to bind the other to any contract.

This Agreement, including the Standard Terms and Conditions, represents the entire understanding between DoubleClick and Company regarding DoubleClick's services and supersedes all prior agreements. No waiver, modification or addition to this Agreement shall be valid unless in writing and signed by the parties to this Agreement. Notwithstanding the foregoing, DoubleClick shall have the right to modify or make additions to the placement algorithm governing Advertising delivery and the HTML Modifications, from time to time upon reasonable prior notice to Company.

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If any provision of this Agreement shall be adjudicated by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and the other provisions shall be unaffected.

          8.   Applicable Law. This Agreement shall be governed by and construed
               --------------
in accordance with the substantive laws of the State of New York and Company agrees that jurisdiction and venue of all matters relating to this Agreement shall be vested exclusively in the federal, state or local courts within the State of New York.

          9.   Definitions. "Advertiser" is defined as a company, entity or
               -----------
individual which provides Advertising to DoubleClick for distribution through the Service. "Advertiser's Web Site" is defined as the web site linked to Direct Advertising and where a Completed Action occurs. "Advertising" or "Advertisement" is defined as third party materials including "banners", "pop-up windows", "buttons", "roadblocks", "tickers", "intermercials", "incentives" and any other forms of advertisements and their contents, including sponsorships of any type or form. "Completed Action" is defined as users' activities, as determined by DoubleClick in its sole discretion, after clicking through on Direct Advertising, which actions may include, but not be limited to users (i) completing a form or survey; (ii) making a purchase; (iii) downloading materials; or (iv) performing a click or multiple clicks within Advertiser's Web Site. *** "Direct Advertising" or a "Direct Advertisement" is defined as an advertisement and its contents on which users can click-through to an Advertiser's Web Site to perform a Completed Action. "DoubleClick Commissions" is defined as monies payable to DoubleClick from an Advertiser as a result of a Completed Action. "DoubleClick Adjusted Commissions" is defined as the DoubleClick Commission less (i) a debt allowance of one percent (1 %) and (ii) broker and agent fees payable by DoubleClick with respect to the Advertiser. "Impression" is defined as occurring each time Advertising appears on a Page resulting from a user accessing or visiting such Page. "Net Revenues" is defined as the gross billings earned from Advertisers by DoubleClick less (i) rate card and volume discounts and agency commissions, and (ii) a bad debt allowance of 1 % of said gross billings. "Page" is defined as a page in the Web Site designated by Company to be linked to the Service and is accepted and approved by DoubleClick. "Paid Advertising" or "Paid Advertisement" is defined as any Advertising which is paid for by an Advertiser. "Service" is defined as the DoubleClick service that delivers Advertising to any Page(s) of the Web Site
in the following order and manner:   For users which match the criteria selected
by an Advertiser from information currently available to DoubleClick concerning users, a Paid Advertisement from such Advertiser will appear. If no match occurs or a Paid Advertisement is unavailable, a Direct Advertisement will appear, pursuant to the terms of this Agreement. If no match occurs or a Direct Advertisement is unavailable, Advertising promoting the Service and Advertising

_________________________
*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                       8
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promoting charitable causes and non-profit organizations (e.g. public service announcements) may appear on Pages. "Spot" is defined as the specific place on a Page where Advertising may appear through the Service. "Web Site" is defined as the Company's web site referred to above.

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